Exhibit 99.1

WhiteHorse Finance, Inc. Announces Third Quarter 2021 Earnings Results and Declares Quarterly Distribution of $0.355 Per Share

NEW YORK, November 9, 2021 /PRNewswire/ -- WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (Nasdaq: WHF) today announced its financial results for the quarter ended September 30, 2021. In addition, the Company’s board of directors has declared a distribution of $0.355 per share with respect to the quarter ending December 31, 2021. The distribution will be payable on January 4, 2022 to stockholders of record as of December 20, 2021.

Third Quarter 2021 Summary Highlights

●Net Asset Value of $323.7 million, or $15.46 per share
●Investment portfolio(1) totaling $687.1 million
●STRS JV investment portfolio totaling $239.0 million
●Gross investment deployments(2) of $122.5 million for the third quarter, including new originations of $47.9 million and $74.6 million of fundings for refinancings and add-ons to existing investments
●Net investment income of $7.6 million, or $0.366 per share
●Core net investment income of $7.8 million, or $0.372 per share(3)
●Third quarter distribution of $0.355 per share

Recent Developments

Subsequent to the end of the quarter, the Company issued 1,900,000 shares of its common stock in a public offering at an offering price of $15.81 per share (the “Offering”). The Offering generated net proceeds of approximately $29.4 million. Under the existing underwriting agreement, the underwriters executed the option to purchase an additional 282,300 shares, generating another $4.3 million of net proceeds. The Company’s aggregate net proceeds of the Offering were approximately $33.7 million, inclusive of underwriting discounts and commissions and before offering expenses.

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer, commented, “Gross capital deployments remained strong in the third quarter, offset in part by continuing repayments and refinancings within the portfolio, and we maintained a high level of origination activity. In anticipation of continuing rapid capital deployment, we completed a follow-on equity offering earlier this month, netting approximately $34 million in proceeds. Our pipeline remains very healthy, and this new capital should enable us to continue to grow WhiteHorse Finance through disciplined deal sourcing. Although the lending market has become more competitive in some segments, where pricing, leverage and documentation terms have returned to pre-COVID levels, we believe that our relationship with the leading H.I.G. platform and our differentiated three-tier sourcing capabilities will continue to drive growth. Notwithstanding the competitive backdrop, we believe that we can continue to identify and close deals that meet our rigorous underwriting standards and generate strong cash flow to support our dividend and create value for our shareholders.”

Portfolio and Investment Activity

As of September 30, 2021, the fair value of WhiteHorse Finance’s investment portfolio was $687.1 million, compared with $670.5 million as of June 30, 2021. The portfolio as of September 30, 2021 consisted of 99 positions across 65 companies with a weighted average effective yield of 9.3% on income-producing debt investments. The average debt investment size (excluding investments in STRS JV (as defined below)) was $7.3 million with the overall portfolio comprised of approximately 82.3% first lien secured loans, 4.3% second lien secured loans, 2.9% equity and 10.5% in investments in STRS JV. Almost all loans were variable rate investments (primarily indexed to the London Interbank Offered Rate) with fixed rate securities representing only 0.4% of loans at fair value. Nearly all performing floating rate investments have interest rate floors.

During the three months ended September 30, 2021, WhiteHorse Finance made investments in four new portfolio companies totaling $47.9 million, added a total of $34.8 million to existing portfolio companies, exclusive of refinancing, and made net fundings of $0.9 million to revolver loans. Proceeds from sales and repayments, exclusive of refinancing, totaled approximately $26.1 million for the quarter ended September 30, 2021, driven by two full realizations in LS GFG Holdings Inc. and Connexity, Inc. In addition, the Company refinanced three first lien investments, NNA Services, LLC, EducationDynamics, LLC and Source Code Midco, LLC, resulting in net repayments of approximately $7.3 million. Gross receipts from refinancings were $47.1 million and gross deployments from refinancings were $39.8 million.

In addition to the transactions discussed above, during the three months ended September 30, 2021, WhiteHorse Finance transferred assets comprised of two new portfolio companies, three add-ons and the remaining portions of four previously transferred deals totaling $45.7 million to STRS JV in exchange for a net investment in STRS JV of $9.4 million as well as cash proceeds of $36.3 million.

WHF STRS Ohio Senior Loan Fund LLC

As of September 30, 2021, STRS JV’s portfolio totaled $239.0 million, consisted of 27 portfolio companies and had a weighted average effective yield of 8.0% on its portfolio.

Results of Operations

For the three months ended September 30, 2021, the Company’s net investment income was approximately $7.6 million, compared with approximately $5.9 million for the same period in the prior year, representing an increase of approximately 28.8%. The increase in net investment income for the year-over-year period was primarily attributable to accelerated accretion and nonrecurring fee income recognized due to higher repayment activities as well as lesser capital gains incentive fee accrued, and partially offset by higher interest expense incurred due to higher leverage balances for the quarter ended September 30, 2021. For the three months ended September 30, 2021, the Company’s investment in STRS JV generated an annualized, gross investment yield of approximately 12.6%.

For the three months ended September 30, 2021, core net investment income(3) was $7.8 million, or $0.372 per share, compared with $7.8 million, or $0.380 per share, for the same period in the prior year.

For the three months ended September 30, 2021, WhiteHorse Finance reported net realized and unrealized gains on investments and foreign currency transactions of $0.6 million. This compares with net realized and unrealized gains on investments and foreign currency transactions of $15.7 million for the three months ended September 30, 2020. The decrease for the year-over-year period was primarily attributable to higher prior-year unrealized gains generated on markups in the portfolio as a result of the market’s continuing recovery from the COVID-19 pandemic.

WhiteHorse Finance reported a net increase in net assets resulting from operations of approximately $8.3 million for the three months ended September 30, 2021, which compares with a net increase of $21.6 million for the three months ended September 30, 2020.

WhiteHorse Finance’s net asset value was $323.7 million, or $15.46 per share, as of September 30, 2021, as compared with $319.6 million, or $15.42 per share, as of June 30, 2021.

Liquidity and Capital Resources

As of September 30, 2021, WhiteHorse Finance had cash and cash equivalents of $16.6 million, as compared with $17.8 million as of June 30, 2021, inclusive of restricted cash. As of September 30, 2021, the Company also had $25.4 million of undrawn capacity under its revolving credit facility.

Distributions

The Company's Board of Directors has declared a distribution of $0.355 per share with respect to the quarter ending December 31, 2021. The distribution will be payable on January 4, 2022 to stockholders of record as of December 20, 2021. In addition, previously on October 14, 2021, the Company declared a special distribution of $0.135 per share, which will be payable on December 10, 2021 to stockholders of record as of October 29, 2021.

On August 9, 2021, the Company declared a distribution of $0.355 per share for the quarter ended September 30, 2021, consistent with distributions declared for the thirty-sixth consecutive quarter since the Company's initial public offering. The distribution was paid on October 4, 2021 to stockholders of record as of September 20, 2021.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company’s periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its third quarter results at 2:00 p.m. ET on Tuesday, November 9, 2021. To access the teleconference, please dial 877-876-9177 (domestic and international) approximately 10 minutes before the teleconference's scheduled start time and reference Conference ID #WHFQ321. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through November 16, 2021. The teleconference replay can be accessed by dialing 888-566-0150 (domestic and international). A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with over $45 billion of capital under management(4) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(1) Includes investments in WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), an unconsolidated joint venture, totaling $72.1 million, at fair value.

(2) Excludes investments made in STRS JV.

(3) “Core net investment income” is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company’s financial performance excluding (i) the net impact of costs associated with the refinancing of the Company’s indebtedness, (ii) the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and (iii) excise and other income taxes related to such net realized gains and losses (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, are set forth in Schedule 1 hereto.

(4) Based on total capital commitments managed by H.I.G. Capital and affiliates.

SCHEDULE 1

As a supplement to GAAP financial measures, the Company has provided information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. The Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted to exclude the net impact of costs associated with the refinancing of the Company’s indebtedness, the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and excise or other income taxes related to such net realized gains and losses (net of incentive fees). There were no excise or other income taxes related to net realized gains and losses nor did the Company incur any costs with refinancing any of its indebtedness for the quarters ended September 30, 2021 and September 30, 2020.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended September 30, 2021 and September 30, 2020 (in thousands, except per share data):

	September 30, 2021		September 30, 2020
	Amount	Per Share	Amount	Per Share
		Amounts		Amounts
Net investment income	$7,639	$0.366	$5,930	$0.289
Net impact of costs associated with refinancing of indebtedness	-	-	-	-
Accrual for capital gains incentive fee	127	0.006	1,870	0.091
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$7,766	$0.372	$7,800	$0.380

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	September 30, 2021	December 31, 2020
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$608,213	$623,777
Non-controlled affiliate company investments	6,800	15,717
Controlled affiliate company investments	72,110	51,241
Total investments, at fair value (amortized cost $695,047 and $695,429, respectively)	687,123	690,735
Cash and cash equivalents	9,579	8,062
Restricted cash and cash equivalents	6,749	7,549
Restricted foreign currency (cost of $241 and $319, respectively)	241	333
Interest and dividend receivable	7,227	6,532
Amounts receivable on unsettled investment transactions	15,489	4,717
Escrow receivable	1,827	—
Prepaid expenses and other receivables	1,162	1,061
Unrealized appreciation on foreign currency forward contracts	186	—
Total assets	$729,583	$718,989

Liabilities
Debt	$379,757	$384,880
Distributions payable	7,433	7,294
Management fees payable	3,508	3,354
Incentive fees payable	7,404	6,117
Amounts payable on unsettled investment transactions	3,380	497
Interest payable	2,201	1,870
Accounts payable and accrued expenses	1,680	1,708
Advances received from unfunded credit facilities	496	372
Total liabilities	405,859	406,092

Commitments and contingencies

Net assets
Common stock, 20,936,874 and 20,546,032 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 shares authorized	21	21
Paid-in capital in excess of par	305,972	300,002
Accumulated earnings	17,731	12,874
Total net assets	323,724	312,897
Total liabilities and total net assets	$729,583	$718,989
Number of shares outstanding	20,936,874	20,546,032
Net asset value per share	$15.46	$15.23

WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per share data)

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Investment income
From non-controlled/non-affiliate company investments
Interest income	$15,199	$14,222	$44,159	$39,506
Fee income	1,224	741	2,344	1,571
Dividend income	35	21	144	101
From non-controlled affiliate company investments
Dividend income	76	263	1,042	800
From controlled affiliate company investments
Interest income	905	682	2,362	1,913
Dividend income	939	568	3,638	961
Total investment income	18,378	16,497	53,689	44,852
Expenses
Interest expense	3,842	2,770	11,456	9,661
Base management fees	3,508	3,069	10,209	9,110
Performance-based incentive fees	2,069	3,819	6,739	5,571
Administrative service fees	171	171	512	512
General and administrative expenses	896	601	2,592	2,212
Total expenses	10,486	10,430	31,508	27,066
Net investment income before excise tax	7,892	6,067	22,181	17,786
Excise tax	253	137	845	513
Net investment income after excise tax	7,639	5,930	21,336	17,273

Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses)
Non-controlled/non-affiliate company investments	109	635	7,714	1,069
Non-controlled affiliate company investments	—	—	—	—
Foreign currency transactions	(206)	(1)	(209)	66
Foreign currency forward contracts	1	(25)	(3)	(25)
Net realized gains (losses)	(96)	609	7,502	1,110
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	(1,370)	12,659	(3,937)	6,303
Non-controlled affiliate company investments	792	999	1,112	(131)
Controlled affiliate company investments	860	1,526	591	(1,316)
Translation of assets and liabilities in foreign currencies	263	(92)	161	251
Foreign currency forward contracts	187	3	186	—
Net change in unrealized appreciation (depreciation)	732	15,095	(1,887)	5,107
Net realized and unrealized gains (losses) on investments and foreign currency transactions	636	15,704	5,615	6,217
Net increase in net assets resulting from operations	$8,275	$21,634	$26,951	$23,490

Per Common Share Data
Basic and diluted earnings per common share	$0.40	$1.06	$1.30	$1.15
Dividends and distributions declared per common share	$0.36	$0.36	$1.07	$1.07
Basic and diluted weighted average common shares outstanding	20,851,435	20,546,032	20,677,545	20,546,032

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

September 30, 2021

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Advertising
SmartSign Holdings LLC	First Lien Secured Term Loan	1.00%	L+ 7.50%	8.50%	08/21/20	10/11/24	7,686	$7,573	$7,686	2.37%
							7,686	7,573	7,686	2.37
Air Freight & Logistics
Access USA Shipping, LLC	First Lien Secured Term Loan	1.50%	L+ 8.00%	9.50%	02/08/19	02/08/24	5,010	4,975	5,010	1.55
Motivational Marketing, LLC	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.25%	07/12/21	07/12/26	11,818	11,592	11,590	3.58
Motivational Marketing, LLC(7)(12)	First Lien Secured Revolving Loan	1.75%	L+ 5.92%	7.67%	07/12/21	07/12/26	906	889	888	0.27
							17,734	17,456	17,488	5.40
Application Software
Atlas Purchaser, Inc (dba Aspect Software)	Second Lien Secured Term Loan	0.75%	L+ 9.00%	9.75%	05/03/21	05/07/29	15,000	14,572	14,700	4.54
Newscycle Solutions, Inc	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00%	06/14/19	12/29/22	3,221	3,198	3,208	0.99
Newscycle Solutions, Inc(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.00%	8.00%	06/14/19	12/29/22	169	168	168	0.05
TaxSlayer LLC	First Lien Secured Term Loan	1.00%	L+ 6.00%	7.00%	12/31/20	12/31/26	6,762	6,643	6,666	2.06
TaxSlayer LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.00%	7.00%	12/31/20	12/31/26	—	—	3	—
							25,152	24,581	24,745	7.64
Automotive Retail
Team Car Care Holdings, LLC(12)	First Lien Secured Term Loan	1.03%	Base rate+ 7.99%	9.02%	02/16/18	06/28/24	15,516	15,413	15,392	4.75
							15,516	15,413	15,392	4.75
Building Products
Drew Foam Companies Inc	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.25%	11/05/20	11/05/25	7,225	7,104	7,153	2.21
LHS Borrower, LLC	First Lien Secured Term Loan	1.00%	L+ 6.75%	7.75%	09/30/20	09/30/25	9,506	9,336	9,436	2.91
LHS Borrower, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.75%	7.75%	09/30/20	09/30/25	—	—	6	—
Trimlite Buyer LLC(5)(13)	First Lien Secured Term Loan	1.00%	C+ 6.50%	7.50%	07/27/21	07/27/26	23,122	18,070	17,900	5.53
Trimlite Buyer LLC(5)(7)(13)	First Lien Secured Revolving Loan	1.00%	C+ 6.50%	7.50%	07/27/21	07/27/26	—	—	—	—
							39,853	34,510	34,495	10.65
Cable & Satellite
Bulk Midco, LLC(15)	First Lien Secured Term Loan	1.00%	L+ 7.34%	8.34%	06/08/18	06/08/23	15,000	14,924	14,419	4.45
							15,000	14,924	14,419	4.45
Construction & Engineering
Tensar Corp	First Lien Secured Term Loan	1.00%	L+ 6.75%	7.75%	11/20/20	08/20/25	6,948	6,805	6,948	2.15
							6,948	6,805	6,948	2.15
Construction Materials
Claridge Products and Equipment, LLC	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	12/30/20	12/29/25	7,659	7,529	7,521	2.32
Claridge Products and Equipment, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	12/30/20	12/29/25	—	—	—	—
							7,659	7,529	7,521	2.32
Commodity Chemicals
Flexitallic Group SAS	First Lien Secured Term Loan	1.00%	L+ 7.50%	8.50% (8.00% Cash + 0.50% PIK)	10/28/19	10/29/26	15,742	15,038	15,191	4.69
							15,742	15,038	15,191	4.69
Consumer Finance
Maxitransfers Blocker Corp	First Lien Secured Term Loan	1.00%	L+ 8.50%	9.50%	10/07/20	10/07/25	8,701	8,535	8,701	2.69
Maxitransfers Blocker Corp(4)(7)	First Lien Secured Revolving Loan	1.00%	L+ 8.50%	9.50%	10/07/20	10/07/25	—	—	20	0.01
							8,701	8,535	8,721	2.70
Data Processing & Outsourced Services
Escalon Services Inc	First Lien Secured Term Loan	1.00%	L+ 13.50%	14.50% (13.00% Cash + 1.50% PIK)	12/04/20	12/04/25	8,035	7,442	7,932	2.45
FPT Operating Company, LLC/ TLabs Operating Company, LLC	First Lien Secured Term Loan	1.00%	L+ 8.25%	9.25%	12/23/16	06/07/24	24,156	23,953	24,028	7.42
							32,191	31,395	31,960	9.87

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

September 30, 2021

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Department Stores
Mills Fleet Farm Group, LLC	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.25%	10/24/18	10/24/24	13,538	$13,320	$13,538	4.18%
							13,538	13,320	13,538	4.18
Distributors
Crown Brands, LLC(19)	Second Lien Secured Term Loan	1.50%	L+ 10.50%	12.00%	12/15/20	01/08/26	4,380	4,293	3,504	1.08
Crown Brands, LLC(19)	Second Lien Secured Delayed Draw Loan	1.50%	L+ 10.50%	12.00%	12/15/20	01/08/26	650	650	520	0.16
							5,030	4,943	4,024	1.24
Diversified Chemicals
Sklar Holdings, Inc	First Lien Secured Term Loan	1.00%	L+ 7.75%	8.75%	11/13/19	05/13/23	7,429	7,323	7,429	2.29
							7,429	7,323	7,429	2.29
Diversified Support Services
NNA Services, LLC	First Lien Secured Term Loan	1.00%	L+ 6.75%	7.75%	08/27/21	08/27/26	11,667	11,524	11,522	3.56
							11,667	11,524	11,522	3.56
Education Services
EducationDynamics, LLC	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00% (7.50% Cash + 0.50% PIK)	09/15/21	09/14/26	13,385	13,119	13,118	4.05
EducationDynamics, LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.00%	8.00% (7.50% Cash + 0.50% PIK)	09/15/21	09/14/26	—	—	—	—
EducationDynamics, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.00%	8.00% (7.50% Cash + 0.50% PIK)	09/15/21	09/14/26	—	—	—	—
EducationDynamics, LLC(4)	Subordinated Unsecured Term Loan	N/A	4.00%	4.00%	09/15/21	03/15/27	167	167	167	0.05
							13,552	13,286	13,285	4.10
Electronic Equipment & Instruments
LMG Holdings, Inc	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	04/30/21	04/30/26	6,819	6,694	6,704	2.07
LMG Holdings, Inc(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	04/30/21	04/30/26	—	—	1	—
							6,819	6,694	6,705	2.07
Health Care Facilities
Epiphany Dermatology	First Lien Secured Term Loan	1.00%	L+ 7.50%	8.50%	12/04/20	06/22/23	3,474	3,415	3,446	1.06
Epiphany Dermatology(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.50%	8.50%	12/04/20	06/22/23	—	—	4	—
Epiphany Dermatology(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.50%	8.50%	12/04/20	06/22/23	1,195	1,175	1,202	0.37
Grupo HIMA San Pablo, Inc(8)	First Lien Secured Term Loan A	N/A	L+ 9.00%	9.13%	05/05/19	04/30/19	3,855	3,855	1,927	0.60
Grupo HIMA San Pablo, Inc(8)	First Lien Secured Term Loan B	1.50%	L+ 9.00%	10.50%	02/01/13	04/30/19	13,511	13,511	6,756	2.09
Grupo HIMA San Pablo, Inc(8)	Second Lien Secured Term Loan	N/A	L+ 15.75%	15.75% (13.75% Cash + 2.00% PIK)	02/01/13	07/31/18	1,028	1,024	—	—
							23,063	22,980	13,335	4.12
Health Care Services
CHS Therapy, LLC	First Lien Secured Term Loan A	1.50%	L+ 9.00%	10.50% (10.00% Cash + 0.50% PIK)	06/14/19	06/14/24	7,281	7,206	7,281	2.25
CHS Therapy, LLC	First Lien Secured Term Loan C	1.50%	L+ 9.00%	10.50% (10.00% Cash + 0.50% PIK)	10/07/20	06/14/24	895	882	895	0.28
DCA Investment Holding, LLC	First Lien Secured Term Loan	0.75%	L+ 6.25%	7.00%	03/12/21	03/12/27	7,042	6,946	6,944	2.15
DCA Investment Holding, LLC(7)	First Lien Secured Delayed Draw Loan	0.75%	L+ 6.25%	7.00%	03/12/21	03/12/27	340	337	337	0.10
IvyRehab Intermediate II, LLC	First Lien Secured Term Loan	1.00%	L+ 6.75%	7.75%	12/04/20	12/04/24	17,410	17,143	17,280	5.34
IvyRehab Intermediate II, LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.75%	7.75%	12/04/20	12/04/24	1,553	1,529	1,553	0.48
IvyRehab Intermediate II, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.75%	7.75%	12/04/20	12/04/24	—	—	9	—
Lab Logistics, LLC	First Lien Secured Term Loan	1.00%	L+ 7.25%	8.25%	10/16/19	09/25/23	1,158	1,141	1,155	0.36
Lab Logistics, LLC	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.25%	8.25%	10/16/19	09/25/23	5,197	5,177	5,197	1.61
PG Dental New Jersey Parent, LLC	First Lien Secured Term Loan	1.00%	L+ 9.00%	10.00% (8.75% Cash + 1.25% PIK)	11/25/20	11/25/25	15,398	15,110	14,782	4.57
PG Dental New Jersey Parent, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 9.00%	10.00% (8.75% Cash + 1.25% PIK)	11/25/20	11/25/25	—	—	(20)	(0.01)
							56,274	55,471	55,413	17.13

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

September 30, 2021

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Heavy Electrical Equipment
PPS CR Acquisition, Inc (dba Power Plant Services)	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.25%	06/25/21	06/25/26	11,151	$10,940	$10,940	3.38%
PPS CR Acquisition, Inc (dba Power Plant Services)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.25%	7.25%	06/25/21	06/25/24	104	103	100	0.03
							11,255	11,043	11,040	3.41
Home Furnishings
Sure Fit Home Products, LLC	First Lien Secured Term Loan	1.00%	L+ 9.75%	10.75%	04/12/21	07/13/23	4,947	4,848	4,419	1.37
							4,947	4,848	4,419	1.37
Household Products
The Kyjen Company, LLC (dba Outward Hound)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	04/05/21	04/05/26	11,432	11,277	11,348	3.51
The Kyjen Company, LLC (dba Outward Hound)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	04/05/21	04/05/26	385	380	385	0.12
							11,817	11,657	11,733	3.63
Interactive Media & Services
What If Media Group, LLC	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	10/02/19	10/02/24	18,972	18,709	18,857	5.83
							18,972	18,709	18,857	5.83
Internet & Direct Marketing Retail
BBQ Buyer, LLC	First Lien Secured Term Loan	1.50%	L+ 8.00%	9.50%	08/28/20	08/28/25	12,634	12,382	12,846	3.97
Luxury Brand Holdings, Inc	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	12/04/20	06/04/26	5,955	5,854	5,955	1.84
Marlin DTC-LS Midco 2, LLC	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	08/06/21	07/01/25	4,277	4,194	4,193	1.30
Potpourri Group, Inc	First Lien Secured Term Loan	1.50%	L+ 8.25%	9.75%	07/03/19	07/03/24	17,263	17,048	17,263	5.33
							40,129	39,478	40,257	12.44
Investment Banking & Brokerage
JVMC Holdings Corp (f/k/a RJO Holdings Corp)	First Lien Secured Term Loan	1.00%	L+ 6.75%	7.75%	02/28/19	02/28/24	12,946	12,884	12,946	4.00
							12,946	12,884	12,946	4.00
IT Consulting & Other Services
AST-Applications Software Technology LLC	First Lien Secured Term Loan	1.00%	L+ 8.00%	9.00% (8.00% Cash + 1.00% PIK)	01/10/17	01/10/23	3,973	3,954	3,973	1.23
Core BTS, Inc	First Lien Secured Term Loan	1.50%	L+ 6.75%	8.25%	02/01/21	08/30/25	3,317	3,260	3,279	1.01
Core BTS, Inc	First Lien Secured Delayed Draw Loan	1.50%	L+ 6.75%	8.25%	02/01/21	08/30/25	1,658	1,627	1,623	0.50
							8,948	8,841	8,875	2.74
Leisure Facilities
Honors Holdings, LLC(16)	First Lien Secured Term Loan	1.00%	L+ 7.81%	8.81% (8.31% Cash + 0.50% PIK)	09/06/19	09/06/24	9,440	9,307	9,213	2.85
Honors Holdings, LLC(16)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.60%	8.60% (8.10% Cash + 0.50% PIK)	09/06/19	09/06/24	4,649	4,609	4,537	1.40
Lift Brands, Inc (aka Snap Fitness Holdings, Inc)	First Lien Secured Term Loan A	1.00%	L+ 7.50%	8.50%	06/29/20	06/29/25	5,645	5,579	5,556	1.72
Lift Brands, Inc (aka Snap Fitness Holdings, Inc)	First Lien Secured Term Loan B	N/A	9.50%	9.50% (0.00% Cash + 9.50% PIK)	06/29/20	06/29/25	1,249	1,227	1,227	0.38
Lift Brands, Inc (aka Snap Fitness Holdings, Inc)(9)	First Lien Secured Term Loan C	N/A	9.50%	9.50% (0.00% Cash + 9.50% PIK)	06/29/20	NA	1,268	1,265	1,218	0.38
							22,251	21,987	21,751	6.73
Leisure Products
PlayMonster LLC	First Lien Secured Term Loan	1.00%	L+ 6.00%	7.00%	06/07/21	06/07/26	6,000	5,888	5,580	1.72
PlayMonster LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.00%	7.00%	06/07/21	06/07/26	—	—	(158)	(0.05)
							6,000	5,888	5,422	1.67

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

September 30, 2021

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Office Services & Supplies
American Crafts, LC	First Lien Secured Term Loan	1.00%	L+ 8.50%	9.50%	05/28/21	05/28/26	8,392	$8,280	$8,278	2.56%
Empire Office, Inc	First Lien Secured Term Loan	1.50%	L+ 6.75%	8.25%	04/12/19	04/12/24	12,868	12,700	12,786	3.95
Empire Office, Inc(7)	First Lien Secured Delayed Draw Loan	1.50%	L+ 6.75%	8.25%	08/17/21	04/12/24	—	—	(2)	—
							21,260	20,980	21,062	6.51
Packaged Foods & Meats
Lenny & Larry's, LLC(17)	First Lien Secured Term Loan	1.00%	L+ 8.40%	9.40% (7.68% Cash + 1.72% PIK)	05/15/18	05/15/23	11,094	11,025	10,814	3.34
							11,094	11,025	10,814	3.34
Personal Products
Inspired Beauty Brands, Inc	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00%	12/30/20	12/30/25	12,397	12,185	12,397	3.83
Inspired Beauty Brands, Inc(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.00%	8.00%	12/30/20	12/30/25	—	—	9	—
							12,397	12,185	12,406	3.83
Property & Casualty Insurance
Policy Services Company, LLC (5)	First Lien Secured Term Loan	1.00%	L+ 6.00%	7.00%	03/06/20	05/31/24	6,046	5,854	5,562	1.72
							6,046	5,854	5,562	1.72
Research & Consulting Services
ALM Media, LLC	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	11/25/19	11/25/24	14,372	14,191	14,134	4.37
Nelson Worldwide, LLC	First Lien Secured Term Loan	1.00%	L+ 10.25%	11.25% (10.25% Cash + 1.00% PIK)	01/09/18	01/09/23	10,333	10,268	10,230	3.16
							24,705	24,459	24,364	7.53
Specialized Consumer Services
HC Salon Holdings, Inc	First Lien Secured Term Loan	1.00%	L+ 8.00%	9.00%	09/30/21	09/24/26	11,667	11,433	11,433	3.53
HC Salon Holdings, Inc(7)	First Lien Secured Revolving Loan	1.00%	L+ 8.00%	9.00%	09/30/21	09/24/26	—	—	—	—
True Blue Car Wash, LLC	First Lien Secured Term Loan	1.00%	L+ 6.82%	7.82%	10/17/19	10/17/24	8,256	8,129	8,181	2.53
True Blue Car Wash, LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.82%	7.82%	10/17/19	10/17/24	2,924	2,896	2,922	0.90
							22,847	22,458	22,536	6.96
Specialized Finance
Golden Pear Funding Assetco, LLC(5)	Second Lien Secured Term Loan	1.00%	L+ 10.50%	11.50%	09/20/18	03/20/24	10,938	10,839	10,938	3.38
WHF STRS Ohio Senior Loan Fund LLC(4)(5)(7)(9)(14)	Subordinated Note	N/A	L+ 6.50%	6.58%	07/19/19	N/A	57,297	57,297	57,297	17.70
							68,235	68,136	68,235	21.08
Systems Software
Arcstor Midco, LLC	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00%	03/16/21	03/16/27	19,403	19,050	19,179	5.92
							19,403	19,050	19,179	5.92
Technology Hardware, Storage & Peripherals
Source Code Midco, LLC	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	07/30/21	07/30/27	7,648	7,500	7,499	2.32
Source Code Midco, LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.00%	8.00%	07/30/21	07/30/27	—	—	—	—
Telestream Holdings Corporation	First Lien Secured Term Loan	1.00%	L+ 8.75%	9.75%	10/15/20	10/15/25	15,117	14,725	14,966	4.62
Telestream Holdings Corporation(7)	First Lien Secured Revolving Loan	1.00%	L+ 8.75%	9.75%	10/15/20	10/15/25	371	361	382	0.12
							23,136	22,586	22,847	7.06

Total Debt Investments							675,942	$661,368	$652,122	201.45%

Equity Investments
Air Freight & Logistics
Motivational CIV, LLC (dba Motivational Marketing, LLC)(4)	Class B Units	N/A	N/A	N/A	07/12/21	N/A	1,250	$1,250	$1,250	0.39%
								1,250	1,250	0.39

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

September 30, 2021

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Data Processing & Outsourced Services
Escalon Services Inc(4)	Warrants	N/A	N/A	N/A	12/04/20	N/A	709	$476	$914	0.28%
								476	914	0.28
Diversified Support Services
Quest Events, LLC(4)	Preferred Units	N/A	N/A	N/A	12/28/18	12/08/25	317	317	—	—
ImageOne Industries, LLC(4)	Common A Units	N/A	N/A	N/A	09/20/19	N/A	225	—	164	0.05
								317	164	0.05
Education Services
EducationDynamics, LLC(4)	Preferred Units	N/A	N/A	N/A	09/15/21	N/A	167	167	167	0.05
								167	167	0.05
Health Care Services
Lab Logistics(4)(20)	Preferred Units	N/A	14.00%	14.00% PIK	10/29/19	N/A	2	857	934	0.29
								857	934	0.29
Interactive Media & Services
What If Media Group, LLC(4)	Common Units	N/A	N/A	N/A	07/02/21	N/A	8	850	850	0.26
								850	850	0.26
Internet & Direct Marketing Retail
BBQ Buyer, LLC(4)	Shares	N/A	N/A	N/A	08/28/20	N/A	1,100	1,100	3,311	1.02
Ross-Simons Topco, LP(4)	Preferred Units	N/A	N/A	N/A	12/04/20	N/A	600	600	840	0.26
								1,700	4,151	1.28
Investment Banking & Brokerage
Arcole Holding Corp.(4)(5)(6)(18)	Shares	N/A	N/A	N/A	10/01/20	N/A	—	6,944	6,800	2.10
								6,944	6,800	2.10
IT Consulting & Other Services
CX Holdco LLC(4)	Common Units	N/A	N/A	N/A	05/04/21	N/A	660	660	660	0.20
Keras Holdings, LLC(4)	Shares	N/A	N/A	N/A	12/31/20	N/A	496	496	546	0.17
								1,156	1,206	0.37
Leisure Facilities
Lift Brands, Inc (aka Snap Fitness Holdings, Inc)(4)	Class A Common Stock	N/A	N/A	N/A	06/29/20	N/A	2	1,955	184	0.06
Lift Brands, Inc (aka Snap Fitness Holdings, Inc)(4)	Warrants	N/A	N/A	N/A	06/29/20	06/28/28	1	793	75	0.02
								2,748	259	0.08
Other Diversified Financial Services
SFS Global Holding Company(4)	Warrants	N/A	N/A	N/A	06/28/18	12/28/25	—	—	—	—
Sigue Corporation(4)	Warrants	N/A	N/A	N/A	06/28/18	12/28/25	22	2,890	3,493	1.08
								2,890	3,493	1.08
Specialized Finance
WHF STRS Ohio Senior Loan Fund(4)(5)(7)(14)	LLC Interests	N/A	N/A	N/A	07/19/19	N/A	14,324	14,324	14,813	4.58
								14,324	14,813	4.58

Total Equity Investments								$33,679	$35,001	10.81%

Total Investments								$695,047	$687,123	212.26%

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

September 30, 2021

(in thousands)

Forward Currency Contracts

Counterparty	Currency to be sold		Currency to be purchased	Settlement date	Unrealized appreciation	Unrealized depreciation
Morgan Stanley	C$	24,385 CAD	$19,440 USD	10/28/21	$186	$—
Total					$186	$—

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.

(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually, the Canadian Dollar Offered Rate (“CDOR” or “C”), or the U.S. Prime Rate as published by the Wall Street Journal (“Prime” or “P”). The one, three and six-month USD LIBOR were 0.08%, 0.13% and 0.16%, respectively, as of September 30, 2021. The CDOR and Prime was 0.45% and 3.25%, respectively, as of September 30, 2021.

(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.

(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 84.5% of total assets as of the date of the consolidated schedule of investments.

(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

(7)	The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of September 30, 2021.

(8)	The investment is on non-accrual status.

(9)	Security is perpetual with no defined maturity date.

(10)	Except as otherwise noted, all of the Company’s portfolio company investments, which as of the date of the consolidated schedule of investments represented 212.3% of the Company’s net assets or 94.2% of the Company’s total assets, are subject to legal restrictions on sales.

(11)	The fair value of each investment was determined using significant unobservable inputs.

(12)	The investment was comprised of two contracts, which were indexed to different base rates, L and P, respectively. The Spread Above Index and Interest Rate presented represent the weighted average of both contracts.

(13)	Principal amount is non-USD denominated and is based in Canadian dollars.

(14)	Investment is a controlled affiliate investment as defined by the 1940 Act. On January 14, 2019, the Company entered into an agreement with State Teachers Retirement System of Ohio, a public pension fund established under Ohio law (“STRS Ohio”), to create WHF STRS Ohio Senior Loan Fund, LLC (“STRS JV”), a joint venture, which invests primarily in senior secured first and second lien term loans.

(15)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 2.75% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 3.50% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 3.00% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)	On October 1, 2020, as part of a restructuring agreement between the Company and Arcole Acquisition Corp, the Company’s investments in first lien secured term loans to Arcole Acquisition Corp were converted into common shares of Arcole Holding Corp.

(19)	At the option of the issuer, interest can be paid in cash or cash and PIK. The issuer may elect to pay up to 2.00% PIK.

(20)	Investment earns 14.00% that converts to PIK on an annual basis and is recorded in interest and dividend receivable in the consolidated statements of assets and liabilities.

Contacts

Stuart Aronson
WhiteHorse Finance, Inc.
212-506-0500
saronson@higwhitehorse.com

or

Joyson Thomas
WhiteHorse Finance, Inc.
305-379-2322
jthomas@higwhitehorse.com

or

Robert Brinberg Rose & Company 212-257-5932 whitehorse@roseandco.com

Source: WhiteHorse Finance, Inc.